Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
(9)	Related Party Transactions

The Company conducts transactions with its directors and executive officers, including companies in which they have beneficial interests, in the normal course of business. It is the policy of the Bank that loan transactions with directors and officers are made on substantially the same terms as those prevailing at the time made for comparable loans to other persons. The following is a summary of activity for related party loans for 2011:

(Dollars in thousands)

Beginning balance	$6,048
New loans	7,008
Repayments	(6,933)

Ending balance	$6,123

At December 31, 2011 and 2010, the Bank had deposit relationships with related parties of approximately $15.1 million and $15.4 million, respectively.